2016 Financial Results Call March 10, 2017

2 Safe Harbor The information made available in this presentation contains forward-looking statements which reflect the Company’s current view of future events, results of operations, cash flows, performance, business prospects and opportunities. Wherever used, the words "anticipate," "believe," "expect," "intend," "plan," "project," "will continue," "will likely result," "may," and similar expressions identify forward-looking statements as such term is defined in the Securities Exchange Act of 1934. Any such forward-looking statements are subject to risks and uncertainties and the Company's actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities could differ materially from historical results or current expectations. Some of these risks include, without limitation, the impact of economic and industry conditions, competition, food and drug safety issues, store expansion and remodeling, labor relations issues, costs of providing employee benefits, regulatory matters, legal and administrative proceedings, information technology, security, severe weather, natural disasters, accounting matters, other risk factors relating to our business or industry and other risks detailed from time to time in the Securities and Exchange Commission filings of DRH. Forward-looking statements contained herein speak only as of the date made and, thus, DRH undertakes no obligation to update or publicly announce the revision of any of the forward-looking statements contained herein to reflect new information, future events, developments or changed circumstances or for any other reason. ©2017 by Diversified Restaurant Holdings, Inc.

3 Highlights • Completed Bagger Dave’s spinoff in 4Q16  Now a pure-play BWW franchisee – largest in the system with 64 locations in five states  Retained tax benefits to offset over $50 million in net income1 • Enhanced cost structure through scale  Full year of 2015 acquisition drove higher operating income • Generated strong operating cash flow and reduced debt • Rolled out new initiatives and promotions to drive 2017 sales • Focused strategy on debt repayment and capex reduction  2016 Capex < $12 million, net debt reduction of ~$5 million  2017 Capex < $ 6 million, net debt reduction of ~$15 million2  Creating financial flexibility for growth 1 – at current estimated tax rates 2 – based on 2017 guidance provided as of March 10, 2017 (midpoint of range) ©2017 by Diversified Restaurant Holdings, Inc.

4 2016 Dashboard Revenue $166.5M 64 locations 15% 3% Oper. Income $7.3M 4.4% of Sales 157% Rest. EBITDA1 $32.3M 19.4% of Sales 9% Adj. EBITDA1 $23.3M 14.0% of Sales 8% 1 – See EBITDA reconciliation slide. 2 – Operating cash flow from continued operations / enterprise value based on March 8, 2017 closing price of $1.78. Same Store Sales 38% Capex $12.5 M Cash Flow Yield % of EV2 10% ©2017 by Diversified Restaurant Holdings, Inc.

5 Sales and Unit Growth 2011-2017 Net Sales 2011-2017 Store Count Through organic and acquisitive growth, DRH has tripled its sales with the addition of 42 locations over the last five years, making us the largest BWW franchisee in the system. $55.0 $67.6 $94.5 $106.4 $144.8 $166.5 $175.5 2011 2012 2013 2014 2015 2016 2017F 22 33 36 42 62 64 65 2011 2012 2013 2014 2015 2016 2017F 2011-2016 CAGR = 24.8% $ Millions 2011-2016 CAGR = 23.8% * 2017 guidance provided as of March 10, 2017 (midpoint of range) ©2017 by Diversified Restaurant Holdings, Inc.

6 Q4 2016 Weekly SSS% 13 Week SSS % Ending Wk 2 2017 Week 50 weather and Week 52 holiday shift heavily influenced Q4 SSS performance. Cannibalization in four locations negatively impacted SSS by 0.9% throughout the year. -3.5% -5.0% -5.2% -3.7% -2.0% -1.9% -2.0% -2.1% -2.3% -2.9% -4.0% -4.1% -5.4% -3.5% -6.5% -5.7% 1.2% 5.9% -1.5% -2.1% -3.2% -4.4% -5.7% -14.5% -5.5% -20.9% 40 41 42 43 44 45 46 47 48 49 50 51 52 Weeks QTD SSS Weekly SSS -5.7% -2.4% 0.2% -0.3% -0.6% -1.1% -1.5% -2.0% -3.5% -3.7% -5.3% -4.4% -3.5% -5.7% 1.2% 5.9% -1.5% -2.1% -3.2% -4.4% -5.7% -14.5% -5.5% -20.9% 3.8% 7.8% 42 43 44 45 46 47 48 49 50 51 52 1 2 Weeks QTD SSS Weekly SSS Week 52 2016, 13 Week Trailing SSS = -5.4% Week 2 2017, 13 Week Trailing SSS = -3.5% Midwest snow storm Thu-Sun Holiday shift Holiday shift makeup weeks Q4 2016 Same-Store-Sales ©2017 by Diversified Restaurant Holdings, Inc.

7 Divergence of YOY % change in average check vs. traffic starting in Q4 2014 converged in Q1 2016. Negative 2016 traffic partially influenced by cannibalization (-0.9%) and market pressures driven by over capacity, retail foot-traffic reduction and FOH price deflation. NOTE: Average check is predominantly driven by price but is also influenced by product mix and from a lesser extent, average guests per check. 2.6% 2.9% 5.5% 5.9% 7.7% 4.1% 1.3% 0.8% -2.2% -2.7% -1.8% -5.4% 4.3% 3.0% -3.1% 0.9% 1.1% 2.2% 0.2% 0.6% -2.5% -1.8% -2.0% -2.0% -3.0% -3.3% -4.3% 1.1% -3.0% -3.2% 1.7% 1.7% 3.3% 5.7% 7.1% 6.6% 3.1% 2.8% -0.2% 0.2% 1.4% -1.1% 3.2% 6.1% 0.1% Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 FY 2014 FY 2015 FY 2016 SSS% Traffic % Avg Check % Average Check and Traffic Trends ©2017 by Diversified Restaurant Holdings, Inc.

8 EBITDA Growth 2014-2017 Restaurant-Level EBITDA1 2014-2017 Adjusted EBITDA1 The 2015 St. Louis acquisition drove significant growth in both Restaurant-Level EBITDA and Adjusted EBITDA – by over 42% and 36% respectively over the last two years (2016 vs. 2014). 1 – Adjusted for pre-opening expenses and other non-recurring expenses. See EBITDA reconciliation slide. $ Millions $ Millions * 2017 guidance provided as of March 10, 2017 (midpoint of range) $22.6 $29.7 $32.3 $34.5 21.2% 20.5% 19.4% 19.7% 2014 2015 2016 2017F % of Sales $17.4 $21.6 $23.3 $25.0 2014 2015 2016 2017F 2014-2016 CAGR = 19.5% 2014-2016 CAGR = 16.9% ©2017 by Diversified Restaurant Holdings, Inc.

9 Quarterly EBITDA Trends 1 – On June 29, 2015, we acquired 18 locations in the St. Louis market to add to our existing 44 units, which had a dilutive AUV of $2.3 million 2 – FF = Franchise-related fees which includes 5.0% royalty and 3.0 – 3.15% NAF (national advertising fund) Despite lower AUVs (primarily driven by the recent acquisition1) and higher wing costs, we’ve successfully mitigated sales deleveraging. Q4 2016 suffered from calendar shift in December. AUV ($M) $3.1 $2.8 $2.7 $2.7 $2.7 $2.6 $2.6 $2.6 $2.8 $2.8 $2.6 21.8% 20.6% 19.4% 20.5% 21.4% 20.2% 19.6% 16.2% 21.2% 20.5% 19.4% 5.5% 5.9% 6.4% 6.6% 6.5% 6.8% 7.0% 7.2% 5.2% 6.2% 6.8% 8.0% 8.0% 8.0% 8.0% 8.2% 8.1% 8.1% 8.1% 8.0% 8.0% 8.1% 12.6% 13.4% 13.0% 12.7% 11.6% 12.1% 13.3% 14.0% 13.2% 12.9% 12.7% 23.3% 23.9% 25.1% 24.6% 24.3% 25.0% 24.7% 25.3% 23.8% 24.3% 24.8% 28.8% 28.1% 28.1% 27.6% 28.0% 27.9% 27.4% 29.2% 28.5% 28.1% 28.1% KEY Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 FY2014 FY 2015 FY 2016 C O S LA B O R OPE X FF 2 OCC R ES T. EB IT D A ©2017 by Diversified Restaurant Holdings, Inc.

28.8% 28.1% 28.1% 27.6% 28.0% 27.9% 27.4% 29.2% 28.5% 28.1% 28.1% 21.7% 20.1% 20.4% 19.5% 20.3% 20.9% 19.5% 23.5% 18.4% 20.4% 21.1% $1.89 $1.77 $1.80 $1.79 $1.92 $1.92 $1.70 $1.95 $1.53 $1.81 $1.87 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 FY 2014 FY 2015 FY 2016 Total COS % Wing Cost % of Total COS Wing Cost/Lb 10 COS Trends and Wing Impact NOTE: Wing prices are the average price paid per pound of fresh, jumbo chicken wings – including distribution costs (approximately $0.29 per pound). The % share of traditional wing costs vs. total cost of sales is highly correlated with traditional wing prices and has the largest influence on overall cost of sales. To a lesser extent, other less volatile commodity baskets and slight changes in product sales mix also contribute to COS variations. ©2017 by Diversified Restaurant Holdings, Inc.

11 Historical Wing Prices $0.75 $0.95 $1.15 $1.35 $1.55 $1.75 $1.95 2014 2015 2016 2017 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec $ /lb Fresh Jumbo Chicken Wing Spot Prices Source: Urner Barry Comtell™ UB Chicken – Midwest Jumbo Wings NOTE: Logistics cost to restaurants is $0.29 / lb over spot price A volatile market, fresh wing prices have ranged between $1.41 and $1.86 / lb since the beginning of 2015. A $0.30 change in wing prices impacts DRH COS by ~100bps. ©2017 by Diversified Restaurant Holdings, Inc.

12 Total Labor Trends NOTE: OH = Overhead labor costs including payroll taxes, FUTA, SUTA, health benefits and retirement plan. Bonus is typically between 1.0-1.2% of sales. Hourly labor leverage is not linear – it is more prevalent with higher volumes and semi-fixed at lower volumes. Critical to successfully managing hourly labor is effective scheduling and cutting. We push productivity initiatives vs. price as a means to offset wage inflation. 23.3% 23.9% 25.1% 24.8% 24.4% 25.2% 24.7% 25.0% 24.4% 24.8% 12.5% 13.2% 13.8% 13.3% 13.1% 13.6% 13.3% 13.6% 13.2% 13.4% 5.6% 6.0% 6.4% 6.4% 6.2% 6.4% 6.6% 6.6% 6.1% 6.5% 5.2% 4.7% 4.9% 5.2% 5.1% 5.1% 4.8% 4.8% 5.0% 4.9% Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 FY 2015 FY 2016 Hourly Labor % of Sales Mgmt Labor % of Sales Bonus & OH % of Sales ©2017 by Diversified Restaurant Holdings, Inc.

13 Free Cash Flow and Net Debt Net debt / EBITDA target in the range of 4x by the end of 2017 and 3x by the end of 2018 ©2017 by Diversified Restaurant Holdings, Inc.

14 Fiscal 2017 Guidance1 • Revenue of $173 million to $178 million • Restaurant-level EBITDA of $33.0 million to $36.0 million • Adjusted EBITDA between $23.5 million to $26.5 million • Capital expenditures of approximately $4 million to $6 million  One new restaurant under construction – expected to open second quarter  Two to four remodels planned for 2017 – targeted at approx. $0.6 million each 1 2017 guidance provided as of March 10, 2017 ©2017 by Diversified Restaurant Holdings, Inc.

Half-Price Tuesday Promotion

The half-price wing Tuesday promotion has proven to drive significant traffic throughout all dayparts on an otherwise lower volume day. Contribution margin on incremental sales is over 50%.

Tuesday SSS % Trends



16.4%
8.9%
-3.4%
6 Week Prior to Promo
Post Promo 2016
Post Promo 2017 YTD

Half-Price Wing Tuesday Promo

Leveraging various media to promote:

- Sport, Talk and Music Radio
- Pandora®
- Digital Media
- Outdoor
- In-store digital (Rockbot®) & POP



½
PRICE WING
TUESDAYS

This promotion leverages a more effective message. Historically, we messaged a price point.

©2017 by Diversified Restaurant Holdings, Inc.

15

16 Blazin’ Rewards Loyalty Program St. Louis Blazin’ Rewards Members In July of 2016, DRH tested the new Blazin’ Rewards program in its 18 St. Louis locations. DRH is incentivizing new signups with a loyalty-driven bounce-back in addition to 100 signup points. - 5,000 10,000 15,000 20,000 25,000 29 31 33 35 37 39 41 43 45 47 49 51 1 3 5 7 Week 2016 2017 Successful Pilot Leads to Full Rollout  Blazin’ Rewards pilot program rolled out in 18 St. Louis locations in July 2016  Over 21,000 guests enrolled  31% or 6,633 enrolled in 2017  Average check of loyalty member is ~ 18% higher than a non-loyalty member  29 additional DRH locations were added in Q1 2017 in Michigan, Illinois & Indiana  All DRH locations will be on the Blazin’ Rewards program by May 2017 ©2017 by Diversified Restaurant Holdings, Inc.

17 Delivery External Sales % of Total – 24 Locations In Q3 2016, DRH aggressively pursued partnerships with a number of regional and national delivery services to increase kitchen capacity utilization and drive sales. Delivery sales are incremental – of the 24 locations in which we have delivery, we see no evidence of carry-out sales cannibalization. Delivery Drives Incremental Sales  2017 delivery sales expected to reach $1.5-$2M for 24 locations with delivery service  Average delivery check is 13% higher than dine-in and 17% higher than carry-out 20.6% 19.3% 19.5% 20.4% 1.9% 2.7% Q1 2016 Q2 2016 Q3 2016 Q4 2016 % of Carry-Out Sales % of Delivery Sales ©2017 by Diversified Restaurant Holdings, Inc.

18 Value Creation – Going Forward Value Proposition • Best in class operations • Proven integration skills • Strong positive cash flow • Financial strength and flexibility • Tax benefits to offset over $50 million in pre-tax income Current Environment • Roll-up of other BWW franchisees ready for exit as cycle turns • Potential for BWLD re-franchising activity • Opportunities with new franchised concepts Growth Strategy • Disciplined, value-accretive growth through acquisition • Supplemented by opportunistic new unit development ©2017 by Diversified Restaurant Holdings, Inc.

19 Upcoming Investor Relations Calendar March 13 Roth Conference (Dana Point, CA) April 3 Investor Meetings (Boston) April 4 Citi Restaurant Seminar (NYC) May 18 Annual Meeting ©2017 by Diversified Restaurant Holdings, Inc.

20 EBITDA Reconciliation ©2017 by Diversified Restaurant Holdings, Inc. NOTE: For reconciliation including discontinued operations, Refer to Q4 2016 earnings press release issued on March 10, 2017.

21 EBITDA Reconciliation cont. Restaurant-Level EBITDA represents income (loss) from continuing operations plus the sum of non-restaurant specific general and administrative expenses, restaurant pre-opening costs, loss on property and equipment disposals, the change in fair value of derivative instruments, depreciation and amortization, other income and expenses, interest, taxes, income attributable to non-controlling interest and non-recurring expenses related to acquisitions, equity offerings or other one-off transactions. Adjusted EBITDA represents net income (loss) attributable to DRH plus the sum of restaurant pre-opening costs, loss on property and equipment disposals, the change in fair value of derivative instruments, depreciation and amortization, other income and expenses, interest, taxes, income attributable to non-controlling interest, and non-recurring expenses. We are presenting Restaurant-Level EBITDA and Adjusted EBITDA, which are not presented in accordance with GAAP, because we believe they provide an additional metric by which to evaluate our operations. When considered together with our GAAP results and the reconciliation to our net income, we believe they provide a more complete understanding of our business than could be obtained absent this disclosure. We use Restaurant-Level EBITDA and Adjusted EBITDA, together with financial measures prepared in accordance with GAAP, such as revenue, income from operations, net income, and cash flows from operations, to assess our historical and prospective operating performance and to enhance the understanding of our core operating performance. Restaurant-Level EBITDA and Adjusted EBITDA are presented because: (i) we believe they are useful measures for investors to assess the operating performance of our business without the effect of non-cash depreciation and amortization expenses; (ii) we believe investors will find these measures useful in assessing our ability to service or incur indebtedness; and (iii) they are used internally as benchmarks to evaluate our operating performance or compare our performance to that of our competitors. Additionally, we present Restaurant-Level EBITDA because it excludes the impact of general and administrative expenses and restaurant pre-opening costs, both which are non- recurring at the restaurant level. The use of Restaurant-Level EBITDA thereby enables us and our investors to compare our operating performance between periods and to compare our operating performance to the performance of our competitors. The measure is also widely used within the restaurant industry to evaluate restaurant level productivity, efficiency, and performance. The use of Restaurant-Level EBITDA and Adjusted EBITDA as performance measures permits a comparative assessment of our operating performance relative to our performance based on GAAP results, while isolating the effects of some items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. Companies within our industry exhibit significant variations with respect to capital structure and cost of capital (which affect interest expense and tax rates) and differences in book depreciation of property and equipment (which affect relative depreciation expense), including significant differences in the depreciable lives of similar assets among various companies. Our management team believes that Restaurant-Level EBITDA and Adjusted EBITDA facilitate company-to-company comparisons within our industry by eliminating some of the foregoing variations. Restaurant-Level EBITDA and Adjusted EBITDA are not determined in accordance with GAAP and should not be considered in isolation or as an alternative to net income, income from operations, net cash provided by operating, investing, or financing activities, or other financial statement data presented as indicators of financial performance or liquidity, each as presented in accordance with GAAP. Neither Restaurant-Level EBITDA nor Adjusted EBITDA should be considered as a measure of discretionary cash available to us to invest in the growth of our business. Restaurant-Level EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies and our presentation of Restaurant-Level EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual items. Our management recognizes that Restaurant-Level EBITDA and Adjusted EBITDA have limitations as analytical financial measures, including the following: ● Restaurant-Level EBITDA and Adjusted EBITDA do not reflect our current capital expenditures or future requirements for capital expenditures; ● Restaurant-Level EBITDA and Adjusted EBITDA do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, associated with our indebtedness; ● Restaurant-Level EBITDA and Adjusted EBITDA do not reflect depreciation and amortization, which are non-cash charges, although the assets being depreciated and amortized will likely have to be replaced in the future, nor do Restaurant-Level EBITDA and Adjusted EBITDA reflect any cash requirements for such replacements; ● Restaurant-Level EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs; ● Restaurant-Level EBITDA and Adjusted EBITDA do not reflect disposals or other non-recurring income and expenses; ● Restaurant-Level EBITDA and Adjusted EBITDA do not reflect changes in fair value of derivative instruments; ● Restaurant-Level EBITDA and Adjusted EBITDA do not reflect restaurant pre-opening costs; and ● Restaurant-Level EBITDA does not reflect general and administrative expenses. ©2017 by Diversified Restaurant Holdings, Inc.